UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 30, 2009
IKONICS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	000-25727	41-0730027

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4832 Grand Avenue
Duluth, Minnesota	55807

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (218) 628-2217
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06. Material Impairments
SIGNATURES

Item 2.06. Material Impairments.
     On September 30, 2009, an authorized officer of IKONICS Corporation (the “Company”) concluded that a material charge for impairment to the Company’s equity investment in imaging Technology international (“iTi”) is required under generally accepted accounting principles applicable to the Company due to iTi’s recent financial results. The Company’s equity investment in iTi is currently carried on the Company’s books at its cost of $919,000. The impairment will not require an additional cash outlay by the Company. The amount of the impairment will be determined at a later date and reflected in the Company’s 2009 third quarter financial results to be filed on its upcoming Quarterly Report on Form 10-Q.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IKONICS CORPORATION
Date: October 1, 2009	/s/ Jon Gerlach
Jon Gerlach
Chief Financial Officer and Vice President of Finance